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Quality Investments Since 1902


                             Cash Reserve Portfolio
                              Class X Common Stock
                                (Retail Shares)

                                  ------------

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)

                                 JUNE 30, 1999

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(PP LOGO)

                             Cash Reserve Portfolio
                              Class X Common Stock
                                (Retail Shares)

                                  ------------

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)


                                 JUNE 30, 1999
                                  ------------
(PP LOGO)
                             Cash Reserve Portfolio
                              Class Y Common Stock
                             (Institutional Shares)


                                  ------------

                               SEMIANNUAL REPORT
                                TO SHAREHOLDERS
                                  (UNAUDITED)


                                 JUNE 30, 1999
                                  ------------

CASH RESERVE PORTFOLIO
CLASS X SHARES (RETAIL SHARES)

                       SEMIANNUAL REPORT TO SHAREHOLDERS

                                                                August 18, 1999
Dear Shareholder:

  I am pleased to bring you the semiannual report for retail shares (Class X) of Principal Preservation's Cash Reserve Portfolio for the period ended
June 30, 1999. Since December 31, 1998, the Cash Reserve Portfolio's net assets fell from $167,300,000 to $150,070,000. However, total assets of the Principal Preservation mutual fund family grew from $602,000,000 at December 31, 1998 to $730,358,000 at June 30, 1999. The focus of investors continues to be in the broad base stock market and not on money market investments.

  The domestic economy continued to grow at a healthy pace during the first six months of 1999. Higher income levels combined with a robust real estate market and increasing stock prices fueled the consumer sector which was the primary driver of domestic growth. The federal reserve, concerned about inflation in light of the strong economy, finally made good on its warnings with a 0.25% increase in the overnight lending rate. As a result, the first six months for the bond market reacted with higher yields and lower prices, causing negative returns on investments. Short term interest rates, as measured by the 90 day U.S. Treasury, rose from 4.5% as of December 31, 1998 to 4.78% as of June 30, 1999.

  For much of the first six months, the yield environment for short term securities was fairly stable. In response, the manager increased the exposure to A1/P1 paper from 74% at year end to approximately 82% at June 30, 1999. At the same time, the manager reduced the investment in overnight repurchase agreements from 13% at December 31, 1998 to 4% as of June 30, 1999. The remaining 14% of the Prtfolio's net assets remained invested in U.S.
Government and Agency Obligations. The seven day annualized yield for Cash Reserve Portfolio's retail shares was 4.06%, as compared to Donahue's first tier money funds seven day yield of 4.26% and the All Taxable seven day annualized yield of 4.35%.

  We thank you for your continued support and trust with us at Principal Preservation.

                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS Y SHARES (INSTITUTIONAL SHARES)

                       SEMIANNUAL REPORT TO SHAREHOLDERS


                                                                August 18, 1999
Dear Shareholder:

  I am pleased to bring you the semiannual report for institutional shares (Class Y) of Principal Preservation's Cash Reserve Portfolio for the period ended June 30, 1999. Since December 31, 1998, the Cash Reserve Portfolio's net assets fell from $167,300,000 to $150,070,000. However, total assets of the Principal Preservation mutual fund family grew from $602,000,000 at December 31, 1998 to $730,358,000 at June 30, 1999. The focus of investors continues to be in the broad base stock market and not on money market investments.

  The domestic economy continued to grow at a healthy pace during the first six months of 1999. Higher income levels combined with a robust real estate market and increasing stock prices fueled the consumer sector which was the primary driver of domestic growth. The federal reserve, concerned about inflation in light of the strong economy, finally made good on its warnings with a 0.25% increase in the overnight lending rate. As a result, the first six months for the bond market reacted with higher yields and lower prices, causing negative returns on investments. Short term interest rates, as measured by the 90 day U.S. Treasury, rose from 4.5% as of December 31, 1998 to 4.78% as of June 30, 1999.

  For much of the first six months, the yield environment for short term securities was fairly stable. In response, the manager increased the exposure to A1/P1 paper from 74% at year end to approximately 82% at June 30, 1999. At the same time, the manager reduced the investment in overnight repurchase agreements from 13% at December 31, 1998 to 4% as of June 30, 1999. The remaining 14% of the Portfolio's net assets remained invested in U.S. Government and Agency Obligations. The seven day annualized yield for Cash Reserve Portfolio's institutional shares was 4.34% as compared to Donahue's Institutional of 4.5% and the All Taxable seven day annualized yield of 4.35%.

  We thank you for your continued support and trust with us at Principal Preservation.
                                          Sincerely,

                                          /s/ Robert J. Tuszynski

                                          Robert J. Tuszynski
                                          President and CEO

The accompanying report is intended for the existing shareholders of Principal Preservation. It does not constitute an offer to sell. Any investor wishing to receive more information about the portfolios should obtain a prospectus which includes a discussion of each investment objective and all sales charges and expenses of the relevant portfolio(s).

CASH RESERVE PORTFOLIO
CLASS X SHARES (RETAIL SHARES)
FINANCIAL HIGHLIGHTS

                                                     FOR THE
                                                   PERIOD ENDED
                                                  JUNE 30, 1999              FOR THE YEARS ENDED DECEMBER 31,
                                                                     ------------------------------------------------
                                                   (UNAUDITED)       1998       1997       1996       1995       1994
                                                   -----------       ----       ----       ----       ----       ----
(Selected data for each retail share of the Fund
outstanding throughout the periods)
Net asset value, beginning of period                $    1.00   $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                    ---------   ---------  ---------  ---------  ---------  ---------
Income from investment operations:
Net investment income                                    0.02        0.05       0.05       0.05       0.05       0.04
Less distributions:
     Dividends from net investment income               (0.02)      (0.05)     (0.05)     (0.05)     (0.05)     (0.04)
                                                    ---------   ---------  ---------  ---------  ---------  ---------

Net asset value, end of period                      $    1.00   $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                                    ---------   ---------  ---------  ---------  ---------  ---------
                                                    ---------   ---------  ---------  ---------  ---------  ---------


Total investment return (a)<F1>                         2.01%       4.77%      4.80%      4.78%      5.32%      3.64%
Ratios/Supplemental Data:
     Net assets, end of period (nearest thousand)          --    $147,995   $122,710    $89,946    $86,590    $52,593
     Ratio of expenses to average net assets (b)<F2>    0.91%       0.89%      0.86%      0.78%      0.79%      1.05%
     Capital contributions (c)<F3>                         --          --      0.13%         --      0.06%         --
     Ratio of net investment income
       to average net assets (b)<F2>                    3.98%       4.65%      4.71%      4.73%      5.23%      3.62%

Prior to 1996, the assets of the Cash Reserve Portfolio were invested in the Prime Money Market Portfolio ("Prime") of The Prime Portfolios. At the opening of business on January 1, 1996, the assets of Prime were liquidated and transferred to the Principal Preservation Cash Reserve Portfolio ("Fund"). At that time, Classes were established for the Cash Reserve Portfolio, Class X (Retail) and Class Y (Institutional). Assets of Prime which previously were attributed to the Fund were allocated to the Fund's Class X(Retail) shares. Information as of and results for periods ended prior to January 1, 1996 reflect the Fund's investments in Prime. Results for the year ended December 31, 1996 and later periods reflect the new dual class structure.

(a)<F1> In 1997, 1995 and 1994, the advisers to Prime and their predecessors made capital contributions to offset losses in securities. Without those capital contributions, the adjusted total returns would have been 4.67%, 5.26% and 1.91% for 1997, 1995 and 1994, respectively.

(b)<F2> Prior to 1996, the ratio reflects the Fund's share of Prime's expenses as well as voluntary waivers of fees and expense reimbursements by Prime's adviser. For the period ended June 30, 1999 and the years ended December 31, 1998, 1997 and 1996, the Fund's adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers and expense reimbursements, the ratios of net investment income and expenses to average net assets would have been as follows:

                              FOR THE SIX
                              MONTHS ENDED
                             JUNE 30, 1999   FOR THE YEARS ENDED DECEMBER 31,
                                           ------------------------------------
                              (UNAUDITED)  1998    1997    1996    1995    1994
                              -----------  ----    ----    ----    ----    ----
  Ratio of expenses to
    average net assets            0.97%    0.96%   0.94%   0.99%   1.16%   1.32%
  Ratio of net investment income
    to average net assets         3.92%    4.58%   4.63%   4.63%   4.86%   3.35%

(c)<F3> For the year ended December 31, 1995, the manner in which capital contributions are presented changed from the prior year as a result of a Securities and Exchange Commission Division of Investment Management letter clarifying the presentation of capital contributions. For the year ended December 31, 1995, capital contributions were presented in the financial statements of both the Fund and Prime. Prior to that time, they were shown only in Prime's financial statements.

   The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
CLASS Y SHARES (INSTITUTIONAL SHARES)
FINANCIAL HIGHLIGHTS


                                          FOR THE          FOR THE YEARS
                                        PERIOD ENDED     ENDED DECEMBER 31,
                                       JUNE 30, 1999  -------------------------
                                       (UNAUDITED)      1998      1997     1996
                                      -------------     ----      ----     ----
(Selected data for each institutional
  share of the Fund outstanding
  throughout the periods)
Net asset value, beginning of period     $   1.00   $   1.00  $   1.00 $   1.00
                                         ---------  --------  -------- --------
Income from investment operations:
  Net investment income                      0.02       0.05      0.05     0.05
Less distributions:
  Dividends from net investment income      (0.02)     (0.05)    (0.05)   (0.05)
                                         ---------  --------  -------- --------

Net asset value, end of period           $   1.00   $   1.00  $   1.00 $   1.00
                                         ---------  --------  -------- --------
                                         ---------  --------  -------- --------


Total investment return (b)<F5>             2.17%      5.15%     5.21%    5.20%
Ratios/Supplemental Data:
  Net assets, end of period
    (nearest thousand)                    $12,131    $19,889   $33,057  $35,120
  Ratio of expenses to average
    net assets (a)<F4>                      0.58%      0.48%     0.45%    0.34%
  Capital contribution                        --          --     0.17%       --
  Ratio of net investment income
    to average net assets (a)<F4>           4.30%      5.06%     5.10%    4.95%

(a)<F4> For the period ended June 30, 1999 and the years ended December 31, 1998, 1997 and 1996, respectively, the adviser and administrator voluntarily waived a portion of their fees. Without these voluntary waivers, the annualized ratios would have been as follows:

  Ratio of expenses to average net assets   0.64%      0.55%     0.54%    0.54%
  Ratio of net investment income to
    average net assets                      4.24%      4.99%     5.01%    4.75%

(b)<F5> During 1997, the adviser made capital contributions to offset losses in securities. Had the adviser not made capital contributions, the adjusted total return would have been 5.04%.

The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
BALANCE SHEET
JUNE 30, 1999 (UNAUDITED)


ASSETS:
     Investments in Securities, at amortized cost and value:
       U.S. Government and Agency Obligations                     $  20,735,572
       Investments in Repurchase Agreements                           5,951,945
       Short-term investments                                       123,462,547
     Interest receivable                                                182,555
     Other assets                                                         2,547
                                                                  -------------
          Total Assets                                              150,335,166

LIABILITIES:
     Dividends payable (Institutional Class Y)        $ 40,543
     Management and Administrative Fees                 46,406
     Accrued expenses                                  178,176
                                                      --------
          Total Liabilities                                             265,125
                                                                  -------------

NET ASSETS                                                        $ 150,070,041
                                                                  -------------
                                                                  -------------

NET ASSETS CONSIST OF:
     Capital stock                                                $ 150,068,267
     Undistributed net investment income                                  1,078
     Undistributed accumulated net realized gain                            696
                                                                  -------------
          Net Assets                                              $ 150,070,041
                                                                  -------------
                                                                  -------------
INSTITUTIONAL CLASS Y
     Net Assets (in 000's)                                        $      12,131
     Shares Authorized                                                  200,000
     Shares Issued and Outstanding                                       12,134
     Net asset value and redemption price per share                       $1.00

RETAIL CLASS X
     Net Assets (in 000's)                                        $     137,939
     Shares Authorized                                                  200,000
     Shares Issued and Outstanding                                      137,935
     Net asset value and redemption price per share                       $1.00


    The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


INVESTMENT INCOME:
     Interest                                                        $4,076,481
                                                                     ----------
          Total investment income                                     4,076,481
                                                                     ----------

EXPENSES:
     Investment advisory fees                               165,896
     Administration fees                                    124,676
     Shareholder servicing fees Class X                     181,456
     Distribution fees Class X                              116,698
     Professional fees                                       62,713
     Depository fees                                          5,132
     Proxy expenses                                          34,547
     Directors fees                                          22,953
     Registration fees                                       24,315
     Transfer agent fees Class X                                954
     Transfer agent fees Class Y                                954
     Pricing                                                  1,869
     Printing and postage fees Class X                       23,124
     Printing and postage fees Class Y                        4,794
     Miscellaneous expenses                                   2,853
                                                            -------
          Total expenses                                    772,934
     Less:   Waiver by the Adviser/Administrator            (50,227)
                                                            -------
          Net expenses                                                  722,707
                                                                     ----------
NET INVESTMENT INCOME                                                 3,353,774
NET REALIZED GAIN FROM PORTFOLIO SALES                                       --
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $3,353,774
                                                                     ----------
                                                                     ----------

   The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS



                                                      FOR THE SIX      FOR THE
                                                     MONTHS ENDED    YEAR ENDED
                                                    JUNE 30, 1999   DECEMBER 31,
                                                     (UNAUDITED)        1998
                                                    -------------   -----------
INCREASE IN NET ASSETS:
OPERATIONS:
     Net investment income                        $    3,353,774 $    7,771,353
     Net realized gain                                        --            696
          Net increase (decrease) in net assets
            resulting from operations                  3,353,774      7,772,049
                                                  -------------- --------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued                     167,927,560    617,229,087
     Net asset value of shares issued
       in distributions                                2,999,638      6,716,763
     Cost of shares redeemed                        (188,741,142)  (611,830,421)
                                                  -------------- --------------

          Net increase in net assets from
            capital share transactions               (17,813,944)    12,115,429
                                                  -------------- --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     Class X Shares                                   (2,977,523)    (6,464,559)
     Class Y Shares                                     (376,553)    (1,306,467)
                                                  -------------- --------------

          Total distributions                         (3,354,076)    (7,771,026)

CAPITAL CONTRIBUTIONS                                         --             --
                                                  -------------- --------------

          Total increase in net assets               (17,814,246)    12,116,452

NET ASSETS:
     Balance at beginning of period                  167,884,287    155,767,835
                                                  -------------- --------------

     Balance at end of period                       $150,070,041   $167,884,287
                                                  -------------- --------------
                                                  -------------- --------------

   The accompanying notes are an integral part of the financial statements.

CASH RESERVE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

NOTE 1 - ORGANIZATION

Principal Preservation Portfolios, Inc. (the "Company"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with nine portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P100 Plus Portfolio, Dividend Achievers Portfolio, PSE Tech 100 Index Portfolio, Cash Reserve Portfolio, Wisconsin Tax-Exempt Portfolio, Select Value Portfolio and Managed Growth Portfolio. This report presents information only for the Cash Reserve Portfolio (the "Fund"). Information regarding the other portfolios is presented in separate reports. The assets and liabilities of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which the shareholder owns shares.

The Fund is a separate series of the Company, a Maryland corporation organized in 1984. The Fund's investment objective is a high level of current income consistent with stability of principal and the maintenance of liquidity. The Fund commenced operations on April 5, 1993. Institutionalshares were first offered on January 1, 1996.

Through December 31, 1995, the Fund sought to achieve its investment objective by investing all the investable assets in the Prime Money Market Portfolio (the "Portfolio") a separate series of The Prime Portfolios, an open-end, diversified management investment company. Prime had the same investment objectives as the Fund.

Effective January 1, 1996, pursuant to an Agreement and Plan of Reorganization and Liquidation dated December 8, 1995, this master/feeder fund structure was unwound, and the Fund withdrew its investment in the Portfolio. The Fund was restructured to increase its authorized capital from 300 million to 400 million shares of the Company's common stock, which were subdivided into two separate classes of 200 million shares each: Class X Common Stock (Retail Shares) and Class Y Common Stock (Institutional Shares). All shares of the Fund outstanding immediately prior to this restructuring were redesignated (without otherwise affecting their rights and preferences) as Retail Shares. Financial highlights presented herein as of and for periods ended prior to January 1, 1996 reflect the performance of the Fund's investments through Prime.

Each class of shares has identical rights and privileges, except with respect to service organization fees and distribution fees paid by Retail Shares, voting rights on matters affecting a single Class of shares and the exchange privileges of each Class of shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies of the Fund:

  a) VALUATION OF INVESTMENTS - Money market instruments are valued at amortized cost, which the Directors have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

  b) INTEREST INCOME - Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of expected maturity. Premiums are amortized on the investments of the Fund, accrued ratably to the date of expected maturity.

  c) FEDERAL INCOME TAXES - The Fund intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is necessary. As of December 31, 1998 the Fund has Federal income tax capital loss carryforwards of $553,333 and $139,400 expiring in 2003 and 2002, respectively. Management does not intend to make any distributions of future realized capital gains until its Federal income tax capital loss carry forward is exhausted.

  d) EXPENSE ALLOCATION - The Fund bears all costs of its operations other than expenses specifically assumed by BCZ. Expenses incurred by the Company with respect to any two or more funds in the series are allocated in proportion to the average net assets of each fund, except where allocations of direct expenses in each fund can otherwise be made fairly. Net investment income, including expenses, other than class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day.

  e) USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  f) OTHER - Investment transactions are accounted for on the date the security is purchased or sold. The Fund has investments in repurchase agreements, which are securities purchased from another party who agrees to repurchase the security within a specified time period at a specified price. It is the policy of the Fund to require the custodian bank to have legally segregated within the Federal Reserve/Treasury book-entry system, all securities held as collateral in support of the repurchase agreements. Procedures have been established by the Fund to monitor the market value of the collateral to ensure the existence of a proper level of collateral.

    Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of the collateral securities.

NOTE 3 - TRANSACTIONS WITH AFFILIATES

  a) ADMINISTRATION FEES - Pursuant to an Administrative Services Agreement, B.C. Ziegler and Company ("BCZ"), a wholly-owned subsidiary of The Ziegler Companies, Inc., provides the Fund general office facilities and supervises the overall administration of the Fund. For these services, BCZ receives a fee computed daily and payable monthly totalling 0.15% of average daily net assets up to $200 million, and 0.10% of such assets over $200 million. For the period ended June 30, 1999, the Fund incurred administration fees of $124,676. BCZ voluntarily waived $50,227 of its administrative fees during the year ended December 31, 1998. This waiver may be discontinued at any time by BCZ.

  b) INVESTMENT ADVISORY FEES - Ziegler Asset Management, Inc. ("ZAMI"), an affiliate of BCZ, is also the Investment Adviser to the Fund. For its services under the Investment Advisory Agreement, the advisor receives from the Fund a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets. For the period ended June 30, 1999, the Fund incurred total Advisory fees of $165,896.

  c) DISTRIBUTION FEES - The Class X Retail Shares of the Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments to BCZ to reimburse BCZ for expenditures incurred in connection with the distribution of Retail Shares to investors. Under the Plan, payments made by the Fund may not exceed 0.15% of average daily net assets of Retail Shares. For the period ended June 30, 1999, the Fund incurred distribution fees aggregating $116,898.

  d) SHAREHOLDER SERVICING FEES - BCZ and certain other brokers and financial institutions serve as shareholder servicing agents for shareholder accounts opened and maintained through them by their customers in the Class X Retail Shares. Under this agreement, BCZ receives a fee of up to 0.25% of the average daily net assets attributable to Retail Shares owned by BCZ's customers and held in accounts serviced by BCZ. BCZ also serves as transfer and dividend disbursing agent for all shareholder accounts holding Retail Shares which are not serviced separately by a shareholder servicing agent and for all shareholder accounts holding Institutional Shares. Fees currently charged by BCZ to each class of shares for this service are $16 per shareholder account. For the period ended June 30, 1999, the Fund incurred shareholder servicing fees aggregating $181,456.

  e) FUND ACCOUNTING FEES - The Fund has entered into an agreement with BCZ to provide the Fund with Accounting/Pricing services. For these services, the Fund currently pays BCZ a base fee of $15,000 and a fee based on average daily net assets, computed monthly at an annual rate of 0.04% on net assets between $50 million and $100 million, 0.03% on the next $100 million of such assets, and 0.01% on amounts over $200 million of such assets. For the period ended June 30, 1999, the Fund incurred total fund accounting fees of $23,165.

NOTE 4 - CAPITAL CONTRIBUTION

During the year ended December 31, 1997, The Ziegler Companies, Inc. contributed capital to the Cash Reserve Portfolio to offset 1996 realized losses of $53,333 and 1995 realized losses of $140,095. Neither The Ziegler Companies, Inc. nor any of its affiliates received any shares of common stock or any other consideration in exchange for this contribution which further increased the assets of the Fund.

NOTE 5 - CAPITAL SHARE TRANSACTIONS

 (a) The Company has authorized capital of 1,000,000,000 shares at $.001 par value per share. The Company's shares are divided into nine separate portfolios: Wisconsin Tax-Exempt Portfolio, Government Portfolio, Tax-Exempt Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Managed Growth Portfolio and Cash Reserve Portfolio, consisting of 50,000,000 shares in each of the first eight portfolios and 400,000,000 in the Cash Reserve Portfolio. Each portfolio (other than the Cash Reserve Portfolio) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus, Dividend Achievers, Select Value, PSE Tech 100 Index and Managed Growth Portfolio also have designated Class B (contingent deferred sales charge) shares. The shares of the Cash Reserve Portfolio have been subdivided into 200,000,000 shares of Class X (Retail Shares) and 200,000,000 shares of Class Y (Institutional Shares). The remaining 200,000,000 authorized shares of common stock of the Company may be allocated to any of the above portfolios or to new portfolios as determined by the Board of Directors. The shares of each portfolio have equal rights and privileges with all other shares of that portfolio.

 (b) Capital share activity during the year ended December 31, 1998 and the period ended June 30, 1999, respectively, were as follows:

                                           CLASS X     CLASS Y
                                           -------     -------
     SHARES OUTSTANDING
          AT DECEMBER 31, 1997             122,710      33,057
          Shares sold                      431,149     186,080
          Shares reinvested                  6,464         253
          Shares redeemed                 (412,329)   (199,501)
                                          --------    --------
     SHARES OUTSTANDING
          AT DECEMBER 31, 1998             147,994      19,889
                                          --------    --------
          Shares sold                      114,878      53,049
          Shares reinvested                  2,978          22
          Shares redeemed                 (127,915)    (60,826)
                                          --------    --------
     SHARES OUTSTANDING
          at JUNE 30, 1999                 137,935      12,134
                                          --------    --------
                                          --------    --------

CASH RESERVE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)

PRINCIPAL                            MATURITY   INTEREST          VALUE
 AMOUNT                                DATE       RATE          (NOTE 2A)
---------                            --------   --------      -------------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS -- 13.8%

FEDERAL HOME LOAN BANK
  ("FHLB")
 2,685,000     FHLB Note              5/11/00    5.100%     $     2,684,355
 3,030,000     FHLB Note               2/4/00    4.790            3,027,222
                                                            ---------------
               Total Federal Home
                 Loan Bank                                        5,711,577
                                                            ---------------

FEDERAL HOME LOAN MORTGAGE
  CORPORATION ("FHLMC")
 5,000,000     FHLMC Note             7/14/99    4.700            4,991,521
   725,000     FHLMC Pool #N93596      5/1/00    6.500              728,966
                                                            ---------------

               Total Federal Home
                 Loan Mortgage
                 Corporation                                      5,720,487
                                                            ---------------

FEDERAL NATIONAL MORTGAGE
  ASSOCIATION ("FNMA")
 2,300,000     FNMA Note              1/27/00    5.430            2,304,445
                                                            ---------------

               Total Federal National
                 Mortgage Association                             2,304,445
                                                            ---------------

STUDENT LOAN MARKETING
  ASSOCIATION ("SLMA")
 2,000,000     SLMA Note (a)<F6>      12/2/99    5.539            1,999,819
 5,000,000     SLMA Note (b)<F7>      11/5/99    4.910            4,999,244
                                                            ---------------

               Total Student Loan
                 Marketing Association                            6,999,063
                                                            ---------------

TOTAL U.S. GOVERNMENT AND
  AGENCY OBLIGATIONS                                             20,735,572
                                                            ---------------
SHORT TERM -- 86.3%
COMMERCIAL PAPER
$4,000,000     American General
                 Finance Corporation  8/31/99    4.920%     $     3,966,654
 4,000,000     American General
                 Finance Corporation  7/13/99    4.830            3,993,560
 1,000,000     American Express
                 Credit Corporation   7/27/99    4.940              996,432
 6,000,000     American Express
                 Credit Corporation   7/13/99    4.800            5,990,400
 3,500,000     Associates Corporation 7/22/99    4.850            3,490,098
 4,000,000     Associates Corporation 7/15/99    4.830            3,992,487
 3,000,000     The CIT Group Holdings
                 Corporation           9/7/99    4.910            2,972,177
 5,000,000     The CIT Group
                 Holdings Corporation 8/16/99    4.980            4,968,183
 3,000,000     Citigroup, Inc.        7/28/99    5.120            2,988,480
 4,000,000     Citigroup, Inc.         7/6/99    4.820            3,997,322
 3,000,000     Commercial Credit
                 Corporation           8/2/99    5.050            2,986,533
 7,000,000     Commercial Credit
                 Corporation          7/21/99    5.170            6,979,895
 5,000,000     Ford Motor Credit
                 Corporation          7/26/99    4.870            4,983,090
 2,000,000     Ford Motor Credit
                 Corporation          7/16/99    4.820            1,995,983
 3,000,000     General Electric
                 Capital Corporation  8/30/99    4.900            2,975,500
 4,000,000     General Electric
                 Capital Corporation  8/24/99    5.120            3,969,280
 4,000,000     General Motors
                 Acceptance
                 Corporation           8/4/99    4.860            3,981,640
 3,000,000     General Motors
                 Acceptance
                 Corporation          7/20/99    4.850            2,992,321
 3,500,000     Household Finance
                 Corporation           8/5/99    4.910            3,483,292
 4,500,000     Household Finance
                 Corporation          7/28/99    4.930            4,483,361
 4,000,000     IBM Credit
                 Corporation          7/19/99    4.810            3,990,380
 3,500,000     IBM Credit
                 Corporation          7/12/99    4.800            3,494,867
 4,000,000     John Deere Capital
                 Corporation           9/2/99    4.990            3,965,070
 3,000,000     John Deere Capital
                 Corporation           7/7/99    4.800            2,997,600
 2,000,000     Marshall & Ilsley
                 Corporation          9/12/99    5.070            1,976,903
 5,000,000     Marshall & Ilsley
                 Corporation          8/18/99    5.190            4,965,400
 4,000,000     Merrill Lynch           8/9/99    5.040            3,978,160
 4,000,000     Norwest Financial
                 Corporation          8/20/99    5.020            3,972,111
 4,000,000     Norwest Financial
                 Corporation          7/29/99    4.920            3,984,693
 3,000,000     Prudential Funding
                 Corporation          7/30/99    5.100            2,987,675
 4,000,000     Prudential Funding
                 Corporation           7/8/99    4.840            3,996,236
 3,500,000     Toyota Motor Credit
                 Corporation          8/31/99    4.980            3,470,466
 3,500,000     Toyota Motor Credit
                 Corporation           7/9/99    4.760            3,496,298
                                                            ---------------
               Total Commercial Paper                           123,462,547

REPURCHASE AGREEMENT
 5,951,945     First Boston
                 Corporation           7/2/99    4.750            5,951,945
                 (Agreement dated 6/30/99, collateralized --------------- by $5,379,000 U.S. Treasury Bonds, at
                 9.125%, due 5/15/09, $6,103,904.33 market
                 value)
TOTAL SHORT TERM                                                129,414,492
                                                            ---------------

Total Investments, at Amortized Cost                          $ 150,150,064
                                                            ---------------
                                                            ---------------

NOTES TO SCHEDULE OF INVESTMENTS

(a)<F6> The security has a floating/variable rate coupon payment tied to the 3 month T-Bill rate.

(b)<F7> The security has a floating/variable rate coupon payment tied to the Federal Funds rate.

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095


OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders who own Retail Shares of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. It may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

BCZ 161-8/99

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders who own Retail Shares of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. It may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 865-8/99

PRINCIPAL PRESERVATION
PORTFOLIOS, INC.
   215 North Main Street
   West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
   Richard H. Aster, M.D., Director
   Augustine J. English, Director
   Ralph J. Eckert, Director
   Richard J. Glaisner, Director
   Robert J. Tuszynski, President, Director
   Frank Ciano, Chief Financial Officer and Treasurer
   James Brendemuehl, Senior Vice President of Sales
   John Lauderdale, Senior Vice President of Marketing
   Kathleen Cain, Secretary

INVESTMENT ADVISOR
   Ziegler Asset Management, Inc.
   215 North Main Street
   West Bend, Wisconsin 53095

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AND DIVIDEND
DISBURSING AGENT, ACCOUNTING/PRICING AGENT
   B.C. Ziegler and Company
   215 North Main Street
   West Bend, Wisconsin 53095

CUSTODIAN
   Firstar Bank Milwaukee, N.A.
   615 East Michigan Street
   Milwaukee, Wisconsin 53202

COUNSEL
   Quarles & Brady LLP
   411 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   100 East Wisconsin Avenue
   Milwaukee, Wisconsin 53202

This report was prepared for shareholders who own Institutional Shares of Principal Preservation Portfolios, Inc.' s Cash Reserve Portfolio. It may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

PP 878-8/99